EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD PRIME REPORTS SECOND QUARTER 2017 RESULTS
Comparable RevPAR for all Hotels Not Under Renovation Increased 2.7%
Comparable Hotel EBITDA Margin for all Hotels Not Under Renovation Increased 109 bps
Comparable Hotel EBITDA Flow-Through for all Hotels Not Under Renovation was 80%
Completed Acquisition of Hotel Yountville
Announced Stockholder Approval of Amended Advisory Agreement with Ashford Inc.
Announced Further Progress on Non-Core Hotels Strategy
Announced Extension of Ground Lease at Hilton La Jolla Torrey Pines

DALLAS, August 2, 2017 -- Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the second quarter ended June 30, 2017. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of June 30, 2017 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2017, with the second quarter ended June 30, 2016 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Focused strategy of investing in luxury hotels and resorts

•	Targets conservative leverage levels of 45% Net Debt to Gross Assets

•	Highly-aligned management team and advisory structure

•	Dividend yield of approximately 6%

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders for the quarter was $2.6 million or $0.09 per diluted share

•	Comparable RevPAR for all hotels increased 0.4% to $223.24 during the second quarter

•	Comparable RevPAR for all hotels not under renovation increased 2.7% to $235.54 during the second quarter

•	Comparable Hotel EBITDA Margin for all hotels not under renovation increased 109 basis points for the quarter

•	Comparable Hotel EBITDA flow-through for all hotels not under renovation was 80% for the quarter

•	Adjusted funds from operations (AFFO) was $0.50 per diluted share for the quarter as compared with $0.60 per diluted share from the prior-year quarter

•	Adjusted EBITDA was $30.8 million for the quarter

•
During the quarter, the Company completed the acquisition of the 80-room Hotel Yountville in Yountville, California for $96.5 million. Concurrent with the completion of the acquisition, the Company financed the hotel with a $51.0 million non-recourse mortgage loan. The loan is interest only and provides for a floating

AHP Reports Second Quarter Results

August 2, 2017

interest rate of LIBOR + 2.55% with a five-year term.

•
During the quarter, the Company announced that at its Annual Meeting of Stockholders, its stockholders approved the Company’s amended and restated advisory agreement with Ashford Inc. (NYSE American: AINC) with over 95% of shares voted approving the amendment. The amended agreement significantly lowers the termination fee and addresses other investor feedback.

•	During the quarter, the Company announced that it entered into an agreement with Marriott to convert its Courtyard Philadelphia Downtown hotel to an Autograph Collection property

•
During the quarter, the Company reached an agreement with the City of San Diego for an extension of the ground lease at the Hilton La Jolla Torrey Pines hotel.  The lease, which was scheduled to expire in 2043, was extended by 24 years and will now expire in 2067. Additionally, the Company has options to further extend the ground lease by either 10 or 20 additional years depending on the amount of capital expenditures invested in the hotel during the term.

•	Capex invested during the quarter was $12.5 million

UPDATE ON ACQUISITIONS
On May 11, 2017, the Company completed the acquisition of the 80-room Hotel Yountville in Yountville, California for $96.5 million. Concurrent with the completion of the acquisition, the Company financed the hotel with a $51.0 million non-recourse mortgage loan. The loan is interest only and provides for a floating interest rate of LIBOR + 2.55% with a five-year term. The property will be managed by Remington Lodging.

UPDATE ON ASSET MANAGEMENT INITIATIVES
On June 19, 2017, the Company announced that it had reached an agreement with the City of San Diego for an extension of the ground lease at the Hilton La Jolla Torrey Pines hotel. The lease, which had an expiration of 2043, was extended by 24 years and now expires in 2067.   Through this agreement, the Company was also able to secure options to further extend the ground lease by either 10 or 20 additional years depending on the amount of capital expenditures invested in the hotel during the term.

UPDATE ON NON-CORE HOTELS STRATEGY
Consistent with the announcement of its refined strategy of focusing on luxury hotels and resorts, the Company has been exploring opportunities to either reposition its non-core hotels to better fit that strategy or to opportunistically sell them if conditions warrant.

To that end, on June 20, 2017, the Company announced that it had entered into an agreement with Marriott to convert its Courtyard Philadelphia Downtown hotel (the "Courtyard Philadelphia") to an Autograph Collection property. The agreement with Marriott calls for the Courtyard Philadelphia to be converted to an Autograph hotel by June 30, 2019 pursuant to a conversion Product Improvement Plan ("PIP") currently estimated to involve approximately $23 million of capital expenditures - including updates to the guestrooms, guest bathrooms, corridors, lobby, restaurant, and meeting space - which will create a distinctive theme and style for the property that is commensurate with the Autograph Collection product.  Marriott will continue to manage the property after the conversion.

AMENDED ADVISORY AGREEMENT WITH ASHFORD INC.
On June 12, 2017, the Company announced that at its Annual Meeting of Stockholders, held on June 9, 2017, its stockholders approved the Company’s amended and restated advisory agreement with Ashford Inc. with over 95% of shares voted approving the amendment. The amended agreement significantly lowers the termination fee and addresses other investor feedback. Highlights of the amended agreement include the following:

•	Removal of the tax gross-up provision and the 1.1 times multiple from the calculation of the termination fee.

•	The revenues and allocated expenses of Ashford Inc. used to calculate the termination fee will be publicly disclosed on a quarterly basis.

•	The termination provisions of the advisory agreement have been amended and, specifically, a change in a

AHP Reports Second Quarter Results

August 2, 2017

majority of the Company's incumbent directors no longer triggers a termination fee.

•
The advisor's right under the existing advisory agreement to appoint a "Designated Chief Executive Officer" has been eliminated. The role of the current CEO of Ashford Prime, Richard Stockton, is not impacted by the removal of this provision, and he will continue to serve as CEO in the same capacity as he has since his appointment on November 14, 2016.

•
In addition to the termination fee, a payment of $45 million would be owed to Ashford Inc. in the event the amended agreement is terminated prior to any incremental growth in the hotel portfolio. This amount will reduce ratably to zero over time based on incremental asset growth. Currently, with the completion of the two acquisitions this year, this potential payment has been reduced to $35.9 million.

CAPITAL STRUCTURE
At June 30, 2017, the Company had total assets of $1.5 billion. As of June 30, 2017, the Company had $915 million of mortgage debt of which $48 million related to its joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined debt had a blended average interest rate of 4.1%.

PORTFOLIO REVPAR
As of June 30, 2017, the portfolio consisted of thirteen properties. During the second quarter of 2017, eleven of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 13 hotels) and comparable not under renovation basis (11 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR increased 0.4% to $223.24 for all hotels on a 0.6% increase in ADR and a 0.2% decrease in occupancy

•	Comparable RevPAR increased 2.7% to $235.54 for hotels not under renovation on a 2.3% increase in ADR and 0.4% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the thirteen hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On June 14, 2017, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.16 per diluted share for the Company's common stock for the second quarter ending June 30, 2017.  The dividend, which equates to an annual rate of $0.64 per share, is payable on July 17, 2017, to shareholders of record as of June 30, 2017.
“Our second quarter RevPAR results for all hotels not under renovation were solid and outperformed the luxury segment as a whole,” commented Richard J. Stockton, Ashford Prime's President and Chief Executive Officer. “With the recent acquisitions of the Hotel Yountville, the Park Hyatt Beaver Creek Resort & Spa and the announced upbranding of the Courtyard Philadelphia to an Autograph Collection property, we continue to successfully execute on our refined strategy to grow our portfolio within the luxury chain scale segment in a manner that we believe is accretive to long-term shareholder returns.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Prime, Inc. will conduct a conference call on Thursday, August 3, 2017, at 11:00 a.m. ET. The

AHP Reports Second Quarter Results

August 2, 2017

number to call for this interactive teleconference is (719) 325-4778. A replay of the conference call will be available through Thursday, August 10, 2017, by dialing (719) 457-0820 and entering the confirmation number, 9811300.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2017 earnings release conference call. The live broadcast of Ashford Hospitality Prime’s quarterly conference call will be available online at the Company's web site, www.ahpreit.com on Thursday, August 3, 2017, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company's operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. None of FFO, AFFO, EBITDA or Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford Hospitality Prime is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the implied share price for the Company's common stock. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime's control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Prime's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's annual net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations ("FFO"), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	June 30, 2017	December 31, 2016
ASSETS
Investments in hotel properties, gross	$1,518,286	$1,258,412
Accumulated depreciation	(265,807)	(243,880)
Investments in hotel properties, net	1,252,479	1,014,532
Cash and cash equivalents	129,675	126,790
Restricted cash	34,793	37,855
Accounts receivable, net of allowance of $92 and $96, respectively	18,607	18,194
Inventories	1,780	1,479
Note receivable	8,098	8,098
Deferred costs, net	835	1,020
Prepaid expenses	5,764	3,669
Investment in Ashford Inc., at fair value	9,935	8,407
Derivative assets	218	1,149
Other assets	5,542	2,249
Intangible assets, net	22,684	22,846
Due from Ashford Trust OP, net	—	488
Due from AQUA U.S. Fund	—	2,289
Due from related party, net	321	377
Due from third-party hotel managers	8,227	7,555
Total assets	$1,498,958	$1,256,997

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$907,002	$764,616
Accounts payable and accrued expenses	54,604	44,791
Dividends and distributions payable	8,356	5,038
Due to Ashford Trust OP, net	1	—
Due to Ashford Inc.	3,889	5,085
Due to affiliate	—	2,500
Due to third-party hotel managers	2,583	973
Intangible liability, net	3,597	3,625
Other liabilities	1,520	1,432
Total liabilities	981,552	828,060

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 4,965,850 and 2,890,850 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	106,129	65,960
Redeemable noncontrolling interests in operating partnership	47,550	59,544
Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 31,952,536 and 26,021,552 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	319	260
Additional paid-in capital	467,866	401,790
Accumulated deficit	(99,060)	(93,254)
Total stockholders' equity of the Company	369,125	308,796
Noncontrolling interest in consolidated entities	(5,398)	(5,363)
Total equity	363,727	303,433
Total liabilities and equity	$1,498,958	$1,256,997

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
REVENUE
Rooms	$79,449	$79,583	$146,867	$148,834
Food and beverage	27,980	27,051	52,453	51,916
Other	8,626	5,761	13,991	11,409
Total hotel revenue	116,055	112,395	213,311	212,159
Other	37	37	77	70
Total revenue	116,092	112,432	213,388	212,229
EXPENSES
Hotel operating expenses
Rooms	17,613	17,096	33,410	32,915
Food and beverage	19,263	18,267	36,124	35,712
Other expenses	32,021	30,335	59,752	58,674
Management fees	4,209	4,331	7,754	8,138
Total hotel operating expenses	73,106	70,029	137,040	135,439
Property taxes, insurance and other	5,370	4,514	10,444	9,557
Depreciation and amortization	13,469	11,263	25,440	23,167
Advisory services fee:
Base advisory fee	2,276	2,206	4,279	4,231
Reimbursable expenses	532	645	1,079	1,297
Incentive fee	—	285	—	285
Non-cash stock/unit-based compensation	335	2,699	(1,350)	2,086
Contract modification cost	5,000	—	5,000	—
Transaction costs	2,066	438	6,394	438
Corporate, general and administrative:
Non-cash stock/unit-based compensation	227	221	245	221
Other general and administrative	1,304	9,617	5,160	13,540
Total operating expenses	103,685	101,917	193,731	190,261
OPERATING INCOME (LOSS)	12,407	10,515	19,657	21,968
Equity in earnings (loss) of unconsolidated entity	—	63	—	(2,587)
Interest income	165	50	277	82
Other income (expense)	(113)	—	(270)	(10)
Interest expense	(8,582)	(9,879)	(15,735)	(19,632)
Amortization of loan costs	(1,349)	(758)	(2,398)	(1,639)
Write-off of loan costs and exit fees	—	—	(1,963)	—
Unrealized gain (loss) on investments	(1,563)	860	1,528	(633)
Unrealized gain (loss) on derivatives	(100)	2,597	(998)	6,130
INCOME (LOSS) BEFORE INCOME TAXES	865	3,448	98	3,679
Income tax (expense) benefit	(479)	(1,156)	(1)	(1,526)
NET INCOME (LOSS)	386	2,292	97	2,153
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,614)	80	(1,593)	(65)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	343	(184)	598	(34)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(885)	2,188	(898)	2,054
Preferred dividends	(1,707)	(978)	(3,380)	(1,872)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(2,592)	$1,210	$(4,278)	$182

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.09)	$0.04	$(0.16)	$—
Weighted average common shares outstanding – basic	31,469	27,916	29,380	28,121
Diluted:
Net income (loss) attributable to common stockholders	$(0.09)	$0.04	$(0.16)	$—
Weighted average common shares outstanding – diluted	31,469	32,418	29,380	28,224
Dividends declared per common share:	$0.16	$0.12	$0.32	$0.22

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net income (loss)	$386	$2,292	$97	$2,153
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,614)	80	(1,593)	(65)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	343	(184)	598	(34)
Net income (loss) attributable to the Company	(885)	2,188	(898)	2,054
Interest income	(163)	(50)	(275)	(82)
Interest expense and amortization of loan costs	9,463	10,230	17,227	20,459
Depreciation and amortization	12,752	10,557	24,003	21,757
Income tax expense (benefit)	394	1,156	(107)	1,526
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(343)	184	(598)	34
EBITDA available to the Company and OP unitholders	21,218	24,265	39,352	45,748
Amortization of favorable (unfavorable) contract assets (liabilities)	44	(23)	93	(62)
Transaction and management conversion costs	2,112	438	6,440	438
Other (income) expense	113	—	270	10
Write-off of loan costs and exit fees	—	—	1,963	—
Unrealized (gain) loss on investments	1,563	(860)	(1,528)	633
Unrealized (gain) loss on derivatives	100	(2,597)	998	(6,130)
Non-cash stock/unit-based compensation	597	2,920	(1,071)	2,307
Legal, advisory and settlement costs	3	8,913	2,948	12,226
Contract modification cost	5,000	—	5,000	—
Software implementation costs	79	—	79	—
Company’s portion of unrealized (gain) loss of investment in securities investment fund	—	(63)	—	2,587
Adjusted EBITDA available to the Company and OP unitholders	$30,829	$32,993	$54,544	$57,757
ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net income (loss)	$386	$2,292	$97	$2,153
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,614)	80	(1,593)	(65)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	343	(184)	598	(34)
Preferred dividends	(1,707)	(978)	(3,380)	(1,872)
Net income (loss) attributable to common stockholders	(2,592)	1,210	(4,278)	182
Depreciation and amortization on real estate	12,752	10,557	24,003	21,757
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(343)	184	(598)	34
FFO available to common stockholders and OP unitholders	9,817	11,951	19,127	21,973
Preferred dividends	1,707	978	3,380	1,872
Transaction and management conversion costs	2,112	438	6,440	438
Other (income) expense	113	—	270	10
Write-off of loan costs and exit fees	—	—	1,963	—
Unrealized (gain) loss on investments	1,563	(860)	(1,528)	633
Unrealized (gain) loss on derivatives	100	(2,597)	998	(6,130)
Non-cash stock/unit-based compensation	597	2,920	(1,071)	2,307
Legal, advisory and settlement costs	3	8,913	2,948	12,226
Contract modification cost	5,000	—	5,000	—
Software implementation costs	79	—	79	—
Company’s portion of unrealized (gain) loss of investment in securities investment fund	—	(63)	—	2,587
Adjusted FFO available to the Company and OP unitholders	$21,091	$21,680	$37,606	$35,916
Adjusted FFO per diluted share available to the Company and OP unitholders	$0.50	$0.60	$0.95	$0.99
Weighted average diluted shares	42,556	36,152	39,426	36,319

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
JUNE 30, 2017
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (8)	Comparable TTM EBITDA Debt Yield
Column Financial Bardessono - 1 hotel	December 2017	LIBOR + 4.95%	$—	$40,000	(1)	$40,000	$5,151	12.9%
Apollo Ritz-Carlton St. Thomas - 1 hotel	December 2017	LIBOR + 4.95%	—	42,000	(1)	42,000	8,814	21.0%
GACC Sofitel - 1 hotel	March 2018	LIBOR + 2.30%	—	80,000	(2)	80,000	7,252	9.1%
Credit Agricole Pier House - 1 hotel	March 2018	LIBOR + 2.25%	—	70,000	(3)	70,000	10,522	15.0%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	—		8,098	N/A	N/A
Morgan Stanley Pool - 5 hotels	February 2019	LIBOR + 2.58%	—	365,000	(4)	365,000	58,020	15.9%
JPMorgan Park Hyatt Beaver Creek - 1 hotel	April 2019	LIBOR + 2.75%	—	67,500	(1)	67,500	10,198	15.1%
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	—	191,408	(5)	191,408	33,097	17.3%
Secured revolving credit facility - various	November 2019	Base Rate(7) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	—	—	(6)	—	N/A	N/A
BAML Hotel Yountville - 1 hotel	May 2022	LIBOR + 2.55%	—	51,000		51,000	6,530	12.8%
Total			$8,098	$906,908		$915,006	$139,584	15.3%
Percentage			0.9%	99.1%		100%
Weighted average interest rate			12.85%	3.99%		4.07%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in March 2017.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in March 2017.

(4)
On January 18, 2017, we refinanced three mortgage loans totaling $333.7 million set to mature in April 2017 with a new $365.0 million loan with a two-year initial term and five one-year extension options subject to the satisfaction of certain conditions. The new loan is interest only and bears interest at a rate of LIBOR + 2.58%.

(5)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.
(6)    This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2019.

(7)	Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.
(8)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
JUNE 30, 2017
(dollars in thousands)
(unaudited)

	2017	2018	2019	2020	2021	Thereafter	Total
Secured revolving credit facility - various	$—	$—	$—	$—	$—	$—	$—
TIF Philly CY - 1 hotel	—	8,098	—	—	—	—	8,098
GACC Sofitel - 1 hotel	—	—	80,000	—	—	—	80,000
Credit Agricole Pier House - 1 hotel	—	—	—	70,000	—	—	70,000
Column Financial Bardessono - 1 hotel	—	—	—	40,000	—	—	40,000
Apollo Ritz-Carlton St. Thomas - 1 hotel	—	—	—	42,000	—	—	42,000
Aareal - 2 hotels	—	—	—	—	177,486	—	177,486
Morgan Stanley Pool - 5 hotels	—	—	—	—	—	365,000	365,000
JPMorgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	—	67,500	67,500
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	51,000	51,000
Principal due in future periods	$—	$8,098	$80,000	$152,000	$177,486	$483,500	$901,084
Scheduled amortization payments remaining	1,635	2,939	3,120	3,312	2,916	—	13,922
Total indebtedness	$1,635	$11,037	$83,120	$155,312	$180,402	$483,500	$915,006

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30, 2017
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$79,449	$1,285	$80,734	$79,583	$820	$80,403	(0.17)%	0.41%
RevPAR	$221.65	$401.52	$223.24	$221.29	$450.53	$222.44	0.16%	0.36%
Occupancy	84.07%	77.72%	84.01%	86.47%	(363.30)%	84.21%	(2.78)%	(0.24)%
ADR	$263.65	$516.64	$265.72	$255.90	$(124.01)	$264.16	3.03%	0.59%

ALL HOTELS:
	Six Months Ended June 30, 2017
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$146,867	$13,507	$160,374	$148,834	$10,310	$159,144	(1.32)%	0.77%
RevPAR	$212.35	$491.16	$223.01	$206.93	$2,832.54	$220.15	2.62%	1.30%
Occupancy	81.35%	80.63%	81.33%	82.12%	(120.11)%	81.10%	(0.94)%	0.28%
ADR	$261.03	$609.13	$274.22	$251.98	$(2,358.29)	$271.45	3.59%	1.02%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30, 2017
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$66,511	$1,285	$67,796	$65,181	$820	$66,001	2.04%	2.72%
RevPAR	$233.67	$401.52	$235.54	$227.89	$450.53	$229.30	2.54%	2.72%
Occupancy	85.39%	77.72%	85.31%	87.82%	(363.30)%	84.97%	(2.77)%	0.40%
ADR	$273.64	$516.64	$276.10	$259.49	$(124.01)	$269.86	5.45%	2.31%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30, 2017
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$120,481	$13,506	$133,987	$119,816	$10,310	$130,126	0.56%	2.97%
RevPAR	$221.06	$491.16	$234.04	$209.46	$2,832.54	$226.04	5.54%	3.54%
Occupancy	82.45%	80.63%	82.36%	82.72%	(120.11)%	81.43%	(0.33)%	1.14%
ADR	$268.11	$609.13	$284.15	$253.22	$(2,358.29)	$277.58	5.88%	2.37%
NOTES:

(1)
The above comparable information assumes the eleven hotel properties owned and included in the Company's operations at June 30, 2017, and not under renovation during the three months ended June 30, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Plano Marriott Legacy Town Center, San Francisco Courtyard Downtown

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$116,055	$112,395	3.26%	$213,311	$212,159	0.54%
Non-comparable adjustments	1,571	4,178		23,086	21,915
Comparable total hotel revenue	$117,626	$116,573	0.90%	$236,397	$234,074	0.99%

Hotel EBITDA	$38,371	$38,485	(0.30)%	$67,102	$67,942	(1.24)%
Non-comparable adjustments	562	(645)		8,291	5,632
Comparable hotel EBITDA	$38,933	$37,840	2.89%	$75,393	$73,574	2.47%
Hotel EBITDA margin	33.06%	34.24%	(1.18)%	31.46%	32.02%	(0.56)%
Comparable hotel EBITDA margin	33.10%	32.46%	0.64%	31.89%	31.43%	0.46%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$2,641	$2,416	9.31%	$4,865	$4,176	16.49%
Hotel EBITDA attributable to the Company and OP unitholders	$35,730	$36,069	(0.94)%	$62,237	$63,766	(2.40)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$36,292	$35,424	2.45%	$70,528	$69,398	1.63%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$98,301	$93,412	5.23%	$177,377	$173,857	2.02%
Non-comparable adjustments	1,571	4,178		23,086	21,915
Comparable total hotel revenue	$99,872	$97,590	2.34%	$200,463	$195,772	2.40%

Hotel EBITDA	$32,552	$31,945	1.90%	$54,989	$54,896	0.17%
Non-comparable adjustments	562	(645)		8,291	5,632
Comparable hotel EBITDA	$33,114	$31,300	5.80%	$63,280	$60,528	4.55%
Hotel EBITDA margin	33.11%	34.20%	(1.09)%	31.00%	31.58%	(0.58)%
Comparable hotel EBITDA margin	33.16%	32.07%	1.09%	31.57%	30.92%	0.65%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$2,641	$2,416	9.31%	$4,865	$4,176	16.49%
Hotel EBITDA attributable to the Company and OP unitholders	$29,911	$29,529	1.29%	$50,124	$50,720	(1.17)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$30,473	$28,884	5.50%	$58,415	$56,352	3.66%
NOTES:

(1)
The above comparable information assumes the eleven hotel properties owned and included in the Company's operations at June 30, 2017, and not under renovation during the three months ended June 30, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Plano Marriott Legacy Town Center, San Francisco Courtyard Downtown

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$12,516	$—	$12,516	$12,136	$—	$12,136	3.13%	3.13%
Total hotel revenue	$16,997	$—	$16,997	$17,030	$—	$17,030	(0.19)%	(0.19)%
Hotel EBITDA	$6,248	$—	$6,248	$6,483	$—	$6,483	(3.62)%	(3.62)%
Hotel EBITDA margin	36.76%		36.76%	38.07%		38.07%	(1.31)%	(1.31)%
Selected Operating Information:
RevPAR	$250.07	$—	$250.07	$242.48	$—	$242.48	3.13%	3.13%
Occupancy	94.65%	—%	94.65%	93.96%	—%	93.96%	0.73%	0.73%
ADR	$264.22	$—	$264.22	$258.05	$—	$258.05	2.39%	2.39%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$6,124	$—	$6,124	$5,808	$—	$5,808	5.44%	5.44%
Total hotel revenue	$11,570	$—	$11,570	$10,410	$—	$10,410	11.14%	11.14%
Hotel EBITDA	$4,318	$—	$4,318	$3,182	$—	$3,182	35.70%	35.70%
Hotel EBITDA margin	37.32%		37.32%	30.57%		30.57%	6.75%	6.75%
Selected Operating Information:
RevPAR	$170.80	$—	$170.80	$162.00	$—	$162.00	5.43%	5.43%
Occupancy	84.76%	—%	84.76%	84.20%	—%	84.20%	0.67%	0.67%
ADR	$201.50	$—	$201.50	$192.40	$—	$192.40	4.73%	4.73%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$7,824	$—	$7,824	$8,326	$—	$8,326	(6.03)%	(6.03)%
Total hotel revenue	$10,386	$—	$10,386	$11,370	$—	$11,370	(8.65)%	(8.65)%
Hotel EBITDA	$3,215	$—	$3,215	$3,910	$—	$3,910	(17.77)%	(17.77)%
Hotel EBITDA margin	30.96%		30.96%	34.39%		34.39%	(3.43)%	(3.43)%
Selected Operating Information:
RevPAR	$207.17	$—	$207.17	$220.45	$—	$220.45	(6.02)%	(6.02)%
Occupancy	89.18%	—%	89.18%	89.10%	—%	89.10%	0.09%	0.09%
ADR	$232.31	$—	$232.31	$247.43	$—	$247.43	(6.11)%	(6.11)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$3,829	$—	$3,829	$3,704	$—	$3,704	3.37%	3.37%
Total hotel revenue	$5,053	$—	$5,053	$5,000	$—	$5,000	1.06%	1.06%
Hotel EBITDA	$1,571	$—	$1,571	$1,539	$—	$1,539	2.08%	2.08%
Hotel EBITDA margin	31.09%		31.09%	30.78%		30.78%	0.31%	0.31%
Selected Operating Information:
RevPAR	$678.78	$—	$678.78	$656.49	$—	$656.49	3.40%	3.40%
Occupancy	81.81%	—%	81.81%	86.69%	—%	86.69%	(5.63)%	(5.63)%
ADR	$829.66	$—	$829.66	$757.29	$—	$757.29	9.56%	9.56%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$4,687	$—	$4,687	$4,605	$—	$4,605	1.78%	1.78%
Total hotel revenue	$6,161	$—	$6,161	$5,796	$—	$5,796	6.30%	6.30%
Hotel EBITDA	$2,715	$—	$2,715	$2,416	$—	$2,416	12.38%	12.38%
Hotel EBITDA margin	44.07%		44.07%	41.68%		41.68%	2.39%	2.39%
Selected Operating Information:
RevPAR	$362.69	$—	$362.69	$356.38	$—	$356.38	1.77%	1.77%
Occupancy	84.82%	—%	84.82%	87.47%	—%	87.47%	(3.03)%	(3.03)%
ADR	$427.58	$—	$427.58	$407.43	$—	$407.43	4.95%	4.95%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$1,982	$1,285	$3,267	$—	$3,619	$3,619	—%	(9.73)%
Total hotel revenue	$2,355	$1,571	$3,926	$—	$4,406	$4,406	—%	(10.89)%
Hotel EBITDA	$984	$572	$1,556	$—	$1,990	$1,990	—%	(21.81)%
Hotel EBITDA margin	41.78%		39.63%	—%		45.17%	41.78%	(5.54)%
Selected Operating Information:
RevPAR	$485.76	$401.52	$448.73	$—	$497.08	$497.08	—%	(9.73)%
Occupancy	77.33%	77.72%	77.50%	—%	90.47%	90.47%	—%	(14.34)%
ADR	$628.17	$516.64	$579.01	$—	$549.46	$549.46	—%	5.38%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$1,717	$—	$1,717	$—	$1,434	$1,434	—%	19.74%
Total hotel revenue	$4,946	$—	$4,946	$—	$4,580	$4,580	—%	7.99%
Hotel EBITDA	$(447)	$—	$(447)	$—	$(695)	$(695)	—%	35.68%
Hotel EBITDA margin	(9.04)%		(9.04)%	—%		(15.17)%	(9.04)%	6.13%
Selected Operating Information:
RevPAR	$99.29	$—	$99.29	$—	$82.96	$82.96	—%	19.68%
Occupancy	43.91%	—%	43.91%	—%	41.37%	41.37%	—%	6.14%
ADR	$226.13	$—	$226.13	$—	$200.53	$200.53	—%	12.77%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$7,781	$—	$7,781	$7,736	$—	$7,736	0.58%	0.58%
Total hotel revenue	$9,425	$—	$9,425	$9,254	$—	$9,254	1.85%	1.85%
Hotel EBITDA	$4,194	$—	$4,194	$3,985	$—	$3,985	5.24%	5.24%
Hotel EBITDA margin	44.50%		44.50%	43.06%		43.06%	1.44%	1.44%
Selected Operating Information:
RevPAR	$171.35	$—	$171.35	$170.37	$—	$170.37	0.58%	0.58%
Occupancy	87.65%	—%	87.65%	87.54%	—%	87.54%	0.13%	0.13%
ADR	$195.50	$—	$195.50	$194.62	$—	$194.62	0.45%	0.45%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$5,218	$—	$5,218	$5,301	$—	$5,301	(1.57)%	(1.57)%
Total hotel revenue	$8,878	$—	$8,878	$8,491	$—	$8,491	4.56%	4.56%
Hotel EBITDA	$3,036	$—	$3,036	$3,073	$—	$3,073	(1.20)%	(1.20)%
Hotel EBITDA margin	34.20%		34.20%	36.19%		36.19%	(1.99)%	(1.99)%
Selected Operating Information:
RevPAR	$141.95	$—	$141.95	$144.18	$—	$144.18	(1.55)%	(1.55)%
Occupancy	76.19%	—%	76.19%	74.00%	—%	74.00%	2.96%	2.96%
ADR	$186.30	$—	$186.30	$194.84	$—	$194.84	(4.38)%	(4.38)%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$7,720	$—	$7,720	$9,101	$—	$9,101	(15.17)%	(15.17)%
Total hotel revenue	$8,876	$—	$8,876	$10,492	$—	$10,492	(15.40)%	(15.40)%
Hotel EBITDA	$2,783	$—	$2,783	$3,467	$—	$3,467	(19.73)%	(19.73)%
Hotel EBITDA margin	31.35%		31.35%	33.04%		33.04%	(1.69)%	(1.69)%
Selected Operating Information:
RevPAR	$208.40	$—	$208.40	$246.94	$—	$246.94	(15.61)%	(15.61)%
Occupancy	81.72%	—%	81.72%	88.44%	—%	88.44%	(7.60)%	(7.60)%
ADR	$255.03	$—	$255.03	$279.22	$—	$279.22	(8.66)%	(8.66)%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$—	$—	$—	$4,233	$(4,233)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$4,808	$(4,808)	$—	(100.00)%	—%
Hotel EBITDA	$10	$(10)	$—	$1,940	$(1,940)	$—	(99.48)%	—%
Hotel EBITDA margin	—%		—%	40.35%		—%	(40.35)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$186.07	$(186.07)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	89.45%	(89.45)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$208.01	$(208.01)	$—	(100.00)%	—%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$8,761	$—	$8,761	$7,882	$—	$7,882	11.15%	11.15%
Total hotel revenue	$11,668	$—	$11,668	$10,500	$—	$10,500	11.12%	11.12%
Hotel EBITDA	$4,922	$—	$4,922	$4,510	$—	$4,510	9.14%	9.14%
Hotel EBITDA margin	42.18%		42.18%	42.95%		42.95%	(0.77)%	(0.77)%
Selected Operating Information:
RevPAR	$268.92	$—	$268.92	$241.92	$—	$241.92	11.16%	11.16%
Occupancy	92.66%	—%	92.66%	87.03%	—%	87.03%	6.47%	6.47%
ADR	$290.22	$—	$290.22	$277.98	$—	$277.98	4.40%	4.40%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$7,329	$—	$7,329	$6,612	$—	$6,612	10.84%	10.84%
Total hotel revenue	$14,096	$—	$14,096	$13,272	$—	$13,272	6.21%	6.21%
Hotel EBITDA	$3,110	$—	$3,110	$2,546	$—	$2,546	22.15%	22.15%
Hotel EBITDA margin	22.06%		22.06%	19.18%		19.18%	2.88%	2.88%
Selected Operating Information:
RevPAR	$447.41	$—	$447.41	$403.68	$—	$403.68	10.83%	10.83%
Occupancy	81.25%	—%	81.25%	85.05%	—%	85.05%	(4.47)%	(4.47)%
ADR	$550.68	$—	$550.68	$474.64	$—	$474.64	16.02%	16.02%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$3,961	$—	$3,961	$4,139	$—	$4,139	(4.30)%	(4.30)%
Total hotel revenue	$5,644	$—	$5,644	$5,972	$—	$5,972	(5.49)%	(5.49)%
Hotel EBITDA	$1,712	$—	$1,712	$1,434	$—	$1,434	19.39%	19.39%
Hotel EBITDA margin	30.33%		30.33%	24.01%		24.01%	6.32%	6.32%
Selected Operating Information:
RevPAR	$148.59	$—	$148.59	$155.23	$—	$155.23	(4.28)%	(4.28)%
Occupancy	82.51%	—%	82.51%	81.54%	—%	81.54%	1.19%	1.19%
ADR	$180.08	$—	$180.08	$190.37	$—	$190.37	(5.41)%	(5.41)%

PRIME PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$79,449	$1,285	$80,734	$79,583	$820	$80,403	(0.17)%	0.41%
Total hotel revenue	$116,055	$1,571	$117,626	$112,395	$4,178	$116,573	3.26%	0.90%
Hotel EBITDA	$38,371	$562	$38,933	$38,485	$(645)	$37,840	(0.30)%	2.89%
Hotel EBITDA margin	33.06%		33.10%	34.24%		32.46%	(1.18)%	0.64%
Selected Operating Information:
RevPAR	$221.65	$401.52	$223.24	$221.29	$450.53	$222.44	0.16%	0.36%
Occupancy	84.07%	77.72%	84.01%	86.47%	363.30%	84.21%	(2.78)%	(0.24)%
ADR	$263.65	$516.64	$265.72	$255.90	$(124.01)	$264.16	3.03%	0.59%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$23,390	$—	$23,390	$21,363	$—	$21,363	9.49%	9.49%
Total hotel revenue	$32,832	$—	$32,832	$30,796	$—	$30,796	6.61%	6.61%
Hotel EBITDA	$11,253	$—	$11,253	$10,098	$—	$10,098	11.44%	11.44%
Hotel EBITDA margin	34.27%		34.27%	32.79%		32.79%	1.48%	1.48%
Selected Operating Information:
RevPAR	$234.96	$—	$234.96	$213.41	$—	$213.41	10.10%	10.10%
Occupancy	90.59%	—%	90.59%	87.71%	—%	87.71%	3.28%	3.28%
ADR	$259.36	$—	$259.36	$243.32	$—	$243.32	6.59%	6.59%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$12,249	$—	$12,249	$11,633	$—	$11,633	5.30%	5.30%
Total hotel revenue	$22,806	$—	$22,806	$21,249	$—	$21,249	7.33%	7.33%
Hotel EBITDA	$8,205	$—	$8,205	$6,607	$—	$6,607	24.19%	24.19%
Hotel EBITDA margin	35.98%		35.98%	31.09%		31.09%	4.89%	4.89%
Selected Operating Information:
RevPAR	$171.76	$—	$171.76	$162.22	$—	$162.22	5.88%	5.88%
Occupancy	82.33%	—%	82.33%	81.07%	—%	81.07%	1.55%	1.55%
ADR	$208.62	$—	$208.62	$200.10	$—	$200.10	4.26%	4.26%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$11,297	$—	$11,297	$11,943	$—	$11,943	(5.41)%	(5.41)%
Total hotel revenue	$15,172	$—	$15,172	$16,630	$—	$16,630	(8.77)%	(8.77)%
Hotel EBITDA	$2,039	$—	$2,039	$3,187	$—	$3,187	(36.02)%	(36.02)%
Hotel EBITDA margin	13.44%		13.44%	19.16%		19.16%	(5.72)%	(5.72)%
Selected Operating Information:
RevPAR	$150.39	$—	$150.39	$158.13	$—	$158.13	(4.89)%	(4.89)%
Occupancy	77.94%	—%	77.94%	77.08%	—%	77.08%	1.12%	1.12%
ADR	$192.96	$—	$192.96	$205.14	$—	$205.14	(5.94)%	(5.94)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$6,286	$—	$6,286	$5,994	$—	$5,994	4.87%	4.87%
Total hotel revenue	$8,537	$—	$8,537	$8,452	$—	$8,452	1.01%	1.01%
Hotel EBITDA	$1,804	$—	$1,804	$1,682	$—	$1,682	7.25%	7.25%
Hotel EBITDA margin	21.13%		21.13%	19.90%		19.90%	1.23%	1.23%
Selected Operating Information:
RevPAR	$560.20	$—	$560.20	$531.19	$—	$531.19	5.46%	5.46%
Occupancy	78.77%	—%	78.77%	81.00%	—%	81.00%	(2.75)%	(2.75)%
ADR	$711.15	$—	$711.15	$655.79	$—	$655.79	8.44%	8.44%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$10,369	$—	$10,369	$10,449	$—	$10,449	(0.77)%	(0.77)%
Total hotel revenue	$13,138	$—	$13,138	$12,868	$—	$12,868	2.10%	2.10%
Hotel EBITDA	$6,377	$—	$6,377	$6,084	$—	$6,084	4.82%	4.82%
Hotel EBITDA margin	48.54%		48.54%	47.28%		47.28%	1.26%	1.26%
Selected Operating Information:
RevPAR	$403.42	$—	$403.42	$404.32	$—	$404.32	(0.22)%	(0.22)%
Occupancy	87.11%	—%	87.11%	90.17%	—%	90.17%	(3.39)%	(3.39)%
ADR	$463.09	$—	$463.09	$448.39	$—	$448.39	3.28%	3.28%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$1,982	$3,473	$5,455	$—	$5,953	$5,953	—%	(8.37)%
Total hotel revenue	$2,355	$4,276	$6,631	$—	$7,302	$7,302	—%	(9.19)%
Hotel EBITDA	$983	$1,233	$2,216	$—	$2,647	$2,647	—%	(16.28)%
Hotel EBITDA margin	41.74%		33.42%	—%		36.25%	41.74%	(2.83)%
Selected Operating Information:
RevPAR	$485.76	$333.88	$376.67	$—	$408.89	$408.89	—%	(7.88)%
Occupancy	77.33%	75.52%	76.03%	—%	85.63%	85.63%	—%	(11.21)%
ADR	$628.17	$442.11	$495.43	$—	$477.53	$477.53	—%	3.75%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$1,717	$10,034	$11,751	$—	$11,326	$11,326	—%	3.75%
Total hotel revenue	$4,946	$18,810	$23,756	$—	$22,608	$22,608	—%	5.08%
Hotel EBITDA	$(447)	$7,068	$6,621	$—	$6,153	$6,153	—%	7.61%
Hotel EBITDA margin	(9.04)%		27.87%	—%		27.22%	(9.04)%	0.65%
Selected Operating Information:
RevPAR	$99.29	$586.82	$341.71	$—	$327.53	$327.53	—%	4.33%
Occupancy	43.91%	83.74%	63.72%	—%	61.48%	61.48%	—%	3.64%
ADR	$226.13	$700.74	$536.30	$—	$532.76	$532.76	—%	0.66%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$12,741	$—	$12,741	$12,801	$—	$12,801	(0.47)%	(0.47)%
Total hotel revenue	$15,547	$—	$15,547	$15,519	$—	$15,519	0.18%	0.18%
Hotel EBITDA	$5,777	$—	$5,777	$5,682	$—	$5,682	1.67%	1.67%
Hotel EBITDA margin	37.16%		37.16%	36.61%		36.61%	0.55%	0.55%
Selected Operating Information:
RevPAR	$141.07	$—	$141.07	$140.95	$—	$140.95	0.09%	0.09%
Occupancy	81.23%	—%	81.23%	81.43%	—%	81.43%	(0.25)%	(0.25)%
ADR	$173.67	$—	$173.67	$173.11	$—	$173.11	0.32%	0.32%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$10,324	$—	$10,324	$10,518	$—	$10,518	(1.84)%	(1.84)%
Total hotel revenue	$17,437	$—	$17,437	$17,033	$—	$17,033	2.37%	2.37%
Hotel EBITDA	$6,092	$—	$6,092	$6,050	$—	$6,050	0.69%	0.69%
Hotel EBITDA margin	34.94%		34.94%	35.52%		35.52%	(0.58)%	(0.58)%
Selected Operating Information:
RevPAR	$141.19	$—	$141.19	$143.05	$—	$143.05	(1.30)%	(1.30)%
Occupancy	74.00%	—%	74.00%	71.48%	—%	71.48%	3.53%	3.53%
ADR	$190.81	$—	$190.81	$200.12	$—	$200.12	(4.65)%	(4.65)%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$16,062	$—	$16,062	$18,500	$—	$18,500	(13.18)%	(13.18)%
Total hotel revenue	$18,497	$—	$18,497	$21,269	$—	$21,269	(13.03)%	(13.03)%
Hotel EBITDA	$6,021	$—	$6,021	$6,996	$—	$6,996	(13.94)%	(13.94)%
Hotel EBITDA margin	32.55%		32.55%	32.89%		32.89%	(0.34)%	(0.34)%
Selected Operating Information:
RevPAR	$218.55	$—	$218.55	$250.98	$—	$250.98	(12.92)%	(12.92)%
Occupancy	80.52%	—%	80.52%	88.08%	—%	88.08%	(8.58)%	(8.58)%
ADR	$271.44	$—	$271.44	$284.93	$—	$284.93	(4.73)%	(4.73)%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$—	$—	$—	$6,969	$(6,969)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$7,995	$(7,995)	$—	(100.00)%	—%
Hotel EBITDA	$10	$(10)	$—	$3,168	$(3,168)	$—	(99.68)%	—%
Hotel EBITDA margin	—%		—%	39.62%		—%	(39.62)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$153.16	$(153.16)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	83.73%	(83.73)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$182.92	$(182.92)	$—	(100.00)%	—%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$14,174	$—	$14,174	$12,868	$—	$12,868	10.15%	10.15%
Total hotel revenue	$19,166	$—	$19,166	$17,365	$—	$17,365	10.37%	10.37%
Hotel EBITDA	$7,489	$—	$7,489	$6,681	$—	$6,681	12.09%	12.09%
Hotel EBITDA margin	39.07%		39.07%	38.47%		38.47%	0.60%	0.60%
Selected Operating Information:
RevPAR	$218.74	$—	$218.74	$197.50	$—	$197.50	10.75%	10.75%
Occupancy	86.98%	—%	86.98%	80.30%	—%	80.30%	8.32%	8.32%
ADR	$251.48	$—	$251.48	$245.97	$—	$245.97	2.24%	2.24%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$17,072	$—	$17,072	$16,449	$—	$16,449	3.79%	3.79%
Total hotel revenue	$29,771	$—	$29,771	$29,590	$—	$29,590	0.61%	0.61%
Hotel EBITDA	$7,519	$—	$7,519	$7,517	$—	$7,517	0.03%	0.03%
Hotel EBITDA margin	25.26%		25.26%	25.40%		25.40%	(0.14)%	(0.14)%
Selected Operating Information:
RevPAR	$523.99	$—	$523.99	$502.10	$—	$502.10	4.36%	4.36%
Occupancy	79.97%	—%	79.97%	82.26%	—%	82.26%	(2.78)%	(2.78)%
ADR	$655.24	$—	$655.24	$610.37	$—	$610.37	7.35%	7.35%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$9,204	$—	$9,204	$9,347	$—	$9,347	(1.53)%	(1.53)%
Total hotel revenue	$13,107	$—	$13,107	$13,393	$—	$13,393	(2.14)%	(2.14)%
Hotel EBITDA	$3,980	$—	$3,980	$4,190	$—	$4,190	(5.01)%	(5.01)%
Hotel EBITDA margin	30.37%		30.37%	31.28%		31.28%	(0.91)%	(0.91)%
Selected Operating Information:
RevPAR	$173.56	$—	$173.56	$175.28	$—	$175.28	(0.98)%	(0.98)%
Occupancy	83.29%	—%	83.29%	84.87%	—%	84.87%	(1.86)%	(1.86)%
ADR	$208.37	$—	$208.37	$206.53	$—	$206.53	0.89%	0.89%

PRIME PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$146,867	$13,507	$160,374	$148,834	$10,310	$159,144	(1.32)%	0.77%
Total hotel revenue	$213,311	$23,086	$236,397	$212,159	$21,915	$234,074	0.54%	0.99%
Hotel EBITDA	$67,102	$8,291	$75,393	$67,942	$5,632	$73,574	(1.24)%	2.47%
Hotel EBITDA margin	31.46%		31.89%	32.02%		31.43%	(0.56)%	0.46%
Selected Operating Information:
RevPAR	$212.35	$491.16	$223.01	$206.93	$2,832.54	$220.15	2.62%	1.30%
Occupancy	81.35%	80.63%	81.33%	82.12%	120.11%	81.10%	(0.94)%	0.28%
ADR	$261.03	$609.13	$274.22	$251.98	$(2,358.29)	$271.45	3.59%	1.02%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$43,165	$—	$43,165
Total hotel revenue	$60,648	$—	$60,648
Hotel EBITDA	$18,577	$—	$18,577
Hotel EBITDA margin	30.63%		30.63%
Selected Operating Information:
RevPAR	$215.02	$—	$215.02
Occupancy	90.02%	—%	90.02%
ADR	$238.86	$—	$238.86

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$24,181	$—	$24,181
Total hotel revenue	$43,615	$—	$43,615
Hotel EBITDA	$14,520	$—	$14,520
Hotel EBITDA margin	33.29%		33.29%
Selected Operating Information:
RevPAR	$168.14	$—	$168.14
Occupancy	84.47%	—%	84.47%
ADR	$199.07	$—	$199.07

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$26,379	$—	$26,379
Total hotel revenue	$35,421	$—	$35,421
Hotel EBITDA	$7,252	$—	$7,252
Hotel EBITDA margin	20.47%		20.47%
Selected Operating Information:
RevPAR	$174.15	$—	$174.15
Occupancy	82.86%	—%	82.86%
ADR	$210.18	$—	$210.18

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$14,339	$—	$14,339
Total hotel revenue	$19,019	$—	$19,019
Hotel EBITDA	$5,151	$—	$5,151
Hotel EBITDA margin	27.08%		27.08%
Selected Operating Information:
RevPAR	$633.64	$—	$633.64
Occupancy	83.28%	—%	83.28%
ADR	$760.87	$—	$760.87

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$18,686	$—	$18,686
Total hotel revenue	$23,705	$—	$23,705
Hotel EBITDA	$10,522	$—	$10,522
Hotel EBITDA margin	44.39%		44.39%
Selected Operating Information:
RevPAR	$360.51	$—	$360.51
Occupancy	86.38%	—%	86.38%
ADR	$417.38	$—	$417.38

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$1,982	$11,218	$13,200
Total hotel revenue	$2,355	$13,385	$15,740
Hotel EBITDA	$984	$5,546	$6,530
Hotel EBITDA margin	41.78%		41.49%
Selected Operating Information:
RevPAR	$485.76	$446.52	$452.01
Occupancy	77.33%	82.37%	81.67%
ADR	$628.17	$542.08	$553.47

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$1,717	$17,485	$19,202
Total hotel revenue	$4,946	$36,351	$41,297
Hotel EBITDA	$(447)	$10,645	$10,198
Hotel EBITDA margin	(9.04)%		24.69%
Selected Operating Information:
RevPAR	$99.29	$335.88	$276.89
Occupancy	43.91%	69.52%	63.14%
ADR	$226.13	$483.11	$438.55

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$27,200	$—	$27,200
Total hotel revenue	$32,671	$—	$32,671
Hotel EBITDA	$12,651	$—	$12,651
Hotel EBITDA margin	38.72%		38.72%
Selected Operating Information:
RevPAR	$149.34	$—	$149.34
Occupancy	81.71%	—%	81.71%
ADR	$182.78	$—	$182.78

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$19,705	$—	$19,705
Total hotel revenue	$32,407	$—	$32,407
Hotel EBITDA	$11,063	$—	$11,063
Hotel EBITDA margin	34.14%		34.14%
Selected Operating Information:
RevPAR	$133.63	$—	$133.63
Occupancy	71.81%	—%	71.81%
ADR	$186.08	$—	$186.08

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$33,811	$—	$33,811
Total hotel revenue	$38,591	$—	$38,591
Hotel EBITDA	$11,815	$—	$11,815
Hotel EBITDA margin	30.62%		30.62%
Selected Operating Information:
RevPAR	$228.43	$—	$228.43
Occupancy	85.80%	—%	85.80%
ADR	$266.24	$—	$266.24

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$—	$—	$—
Total hotel revenue	$—	$—	$—
Hotel EBITDA	$6	$(6)	$—
Hotel EBITDA margin	—%		—%
Selected Operating Information:
RevPAR	$—	$—	$—
Occupancy	—%	—%	—%
ADR	$—	$—	$—

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$30,053	$—	$30,053
Total hotel revenue	$39,450	$—	$39,450
Hotel EBITDA	$15,923	$—	$15,923
Hotel EBITDA margin	40.36%		40.36%
Selected Operating Information:
RevPAR	$229.99	$—	$229.99
Occupancy	86.40%	—%	86.40%
ADR	$266.21	$—	$266.21

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$28,418	$—	$28,418
Total hotel revenue	$50,458	$—	$50,458
Hotel EBITDA	$8,814	$—	$8,814
Hotel EBITDA margin	17.47%		17.47%
Selected Operating Information:
RevPAR	$432.54	$—	$432.54
Occupancy	77.31%	—%	77.31%
ADR	$559.48	$—	$559.48

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$16,241	$—	$16,241
Total hotel revenue	$23,595	$—	$23,595
Hotel EBITDA	$6,568	$—	$6,568
Hotel EBITDA margin	27.84%		27.84%
Selected Operating Information:
RevPAR	$151.88	$—	$151.88
Occupancy	80.43%	—%	80.43%
ADR	$188.84	$—	$188.84

PRIME PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$285,877	$28,703	$314,580
Total hotel revenue	$406,881	$49,736	$456,617
Hotel EBITDA	$123,399	$16,185	$139,584
Hotel EBITDA margin	30.33%		30.57%
Selected Operating Information:
RevPAR	$208.25	$371.89	$216.96
Occupancy	82.57%	73.71%	82.09%
ADR	$252.22	$504.56	$264.28
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017	2017	2017	2017	2016	2016	2016	2016	2016	2016
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total Hotel Revenue	$116,055	$1,571	$117,626	$97,256	$21,515	$118,771	$93,952	$12,797	$106,749	$99,618	$13,853	$113,471
Hotel EBITDA	$38,371	$562	$38,933	$28,731	$7,729	$36,460	$26,326	$3,333	$29,659	$29,971	$4,561	$34,532
Hotel EBITDA Margin	33.06%		33.10%	29.54%		30.70%	28.02%		27.78%	30.09%		30.43%

EBITDA % of Total TTM	31.1%		28.0%	23.3%		26.1%	21.3%		21.2%	24.3%		24.7%

JV Interests in EBITDA	$2,642	$—	$2,642	$2,223	$—	$2,223	$1,722	$—	$1,722	$1,688	$—	$1,688

	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
	TTM	TTM	TTM
Total Hotel Revenue	$406,881	$49,736	$456,617
Hotel EBITDA	$123,399	$16,185	$139,584
Hotel EBITDA Margin	30.33%		30.57%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$8,275	$—	$8,275
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
JUNE 30, 2017
(in thousands, except share price)
(unaudited)

June 30, 2017
End of quarter common shares outstanding	31,953
Partnership units outstanding (common stock equivalents)	5,367
Combined common shares and partnership units outstanding	37,320
Common stock price at quarter end	$10.29
Market capitalization at quarter end	$384,023
Series B convertible preferred stock	$124,146
Debt on balance sheet date	$915,006
Joint venture partner's share of consolidated debt	$(47,852)
Net working capital (see below)	$(133,617)
Total enterprise value (TEV)	$1,241,706

Ashford Inc. Investment:
Common stock owned at end of quarter	195
Common stock price at quarter end	$50.98
Market value of Ashford Inc. investment	$9,935

Cash and cash equivalents	$123,668
Restricted cash	$32,783
Accounts receivable, net	$17,176
Prepaid expenses	$5,482
Due from affiliates, net	$(3,569)
Due from third-party hotel managers, net	$5,860
Market value of Ashford Inc. investment	$9,935
Total current assets	$191,335

Accounts payable and accrued expenses	$49,362
Dividends and distributions payable	$8,356
Total current liabilities	$57,718

Net working capital*	$133,617
* Includes the Company's pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2017
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
		Actual	Actual	Estimated	Estimated
Philadelphia Courtyard Downtown	499	x
San Francisco Courtyard Downtown	405	x	x	x	x
Capital Hilton Washington D.C.	550				x
Plano Marriott Legacy Town Center	404	x	x		x
Key West Pier House Resort	142			x	x
Chicago Sofitel Magnificent Mile	415	x			x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2017 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2017	2017	2016	2016	June 30, 2017
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$21,607	$14,951	$12,615	$42,999	$92,172
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,825)	(1,444)	(971)	(965)	(5,205)
Net income (loss) attributable to the Company	19,782	13,507	11,644	42,034	86,967
Non-property adjustments	—	—	1	(26,358)	(26,357)
Interest income	(10)	(10)	(10)	(9)	(39)
Interest expense	2,204	1,280	1,672	1,655	6,811
Amortization of loan costs	271	130	135	133	669
Depreciation and amortization	13,468	11,851	11,555	11,175	48,049
Income tax expense (benefit)	366	133	(21)	53	531
Non-hotel EBITDA ownership expense	465	396	379	323	1,563
Income (loss) from consolidated entities attributable to noncontrolling interest	1,825	1,444	971	965	5,205
Hotel EBITDA including amounts attributable to noncontrolling interest	38,371	28,731	26,326	29,971	123,399
Non-comparable adjustments	562	7,729	3,333	4,561	16,185
Comparable hotel EBITDA	$38,933	$36,460	$29,659	$34,532	$139,584

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$4,433	$2,643	$1,416	$785	$1,995	$297	$(2,032)	$2,548	$1,792	$1,605	$10	$3,895	$1,435	$785	$21,607	$(21,221)	$386
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,141)	(684)	—	—	—	—	—	—	—	—	—	—	—	—	(1,825)	211	(1,614)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	344	344
Net income (loss) attributable to the Company	3,292	1,959	1,416	785	1,995	297	(2,032)	2,548	1,792	1,605	10	3,895	1,435	785	19,782	(20,666)	(884)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(4)	(1)	—	—	—	—	—	—	—	(1)	—	(3)	(1)	—	(10)	(155)	(165)
Interest expense	—	—	669	—	—	258	644	—	—	—	—	—	633	—	2,204	6,378	8,582
Amortization of loan cost	—	—	—	—	—	11	128	—	—	—	—	—	132	—	271	1,078	1,349
Depreciation and amortization	1,582	1,509	1,123	627	713	365	812	1,519	1,241	1,141	—	1,013	885	938	13,468	1	13,469
Income tax expense (benefit)	184	154	—	—	—	—	—	5	—	—	—	—	23	—	366	113	479
Non-hotel EBITDA ownership expense	53	13	7	159	7	53	1	122	3	38	—	17	3	(11)	465	(465)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	1,141	684	—	—	—	—	—	—	—	—	—	—	—	—	1,825	(1,825)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,248	4,318	3,215	1,571	2,715	984	(447)	4,194	3,036	2,783	10	4,922	3,110	1,712	38,371	(15,541)	22,830
Less: EBITDA adjustments attributable to noncontrolling interest	(421)	(396)	—	—	—	—	—	—	—	—	—	—	—	—	(817)	(451)	(1,268)
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,141)	(684)	—	—	—	—	—	—	—	—	—	—	—	—	(1,825)	1,825	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(344)	(344)
Hotel EBITDA attributable to the Company and OP unitholders	$4,686	$3,238	$3,215	$1,571	$2,715	$984	$(447)	$4,194	$3,036	$2,783	$10	$4,922	$3,110	$1,712	$35,729	$(14,511)	$21,218
Non-comparable adjustments	—	—	—	—	—	572		—	—	—	(10)	—	—	—	562
Comparable hotel EBITDA	$6,248	$4,318	$3,215	$1,571	$2,715	$1,556	$(447)	$4,194	$3,036	$2,783	$—	$4,922	$3,110	$1,712	$38,933
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,248	$4,318	$3,215	$1,571	$2,715	$984	$(447)	$4,194	$—	$—	$10	$4,922	$3,110	$1,712	$32,552
Non-comparable adjustments	—	—	—	—	—	572	—	—	—	—	(10)	—	—	—	562
Comparable hotel EBITDA	$6,248	$4,318	$3,215	$1,571	$2,715	$1,556	$(447)	$4,194	$—	$—	$—	$4,922	$3,110	$1,712	$33,114

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$3,215	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,215
Credit Agricole Pier House - 1 hotel	—	—	—	—	2,715		—	—	—	—	—	—	—	—	2,715
Column Financial Bardessono - 1 hotel	—	—	—	1,571	—	—	—	—	—	—	—	—	—	—	1,571
BAML Hotel Yountville - 1 hotel						1,556									1,556
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	3,110	—	3,110
Aareal - 2 hotels	6,248	4,318	—	—	—	—	—	—	—	—	—	—	—	—	10,566
Morgan Stanley Pool -5 hotels	—	—	—	—	—	—	—	4,194	3,036	2,783	—	4,922	—	1,712	16,647
JP Morgan Park Hyatt Beaver Creek -1 hotel	—	—	—	—	—	—	(447)	—	—	—	—	—	—	—	(447)
Total	$6,248	$4,318	$3,215	$1,571	$2,715	$1,556	$(447)	$4,194	$3,036	$2,783	$—	$4,922	$3,110	$1,712	$38,933
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Plano Marriott Legacy Town Center, San Francisco Courtyard Downtown

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$3,286	$2,265	$(2,768)	$(547)	$2,963	$—	$(7)	$10	$1,867	$2,217	$—	$1,570	$2,749	$1,346	$14,951	$(15,240)	$(289)
(Income) loss from consolidated entities attributable to noncontrolling interest	(854)	(590)	—	—	—	—	—	—	—	—	—	—	—	—	(1,444)	1,465	21
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	255	255
Net income (loss) attributable to the Company	2,432	1,675	(2,768)	(547)	2,963	—	(7)	10	1,867	2,217	—	1,570	2,749	1,346	13,507	(13,520)	(13)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	—	—	(3)	—	(3)	(1)	—	(10)	(102)	(112)
Interest expense	—	—	617	—	—	—	7	54	—	—	—	—	602	—	1,280	5,873	7,153
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	130	—	130	919	1,049
Depreciation and amortization	1,588	1,518	972	618	689	—	—	1,507	1,188	989	—	994	855	933	11,851	120	11,971
Income tax expense (benefit)	—	94	(1)	—	—	—	—	2	(1)	—	—	—	39	—	133	(611)	(478)
Non-hotel EBITDA ownership expense	133	11	4	162	10	—	—	10	2	35	—	6	34	(11)	396	(396)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	854	590	—	—	—	—	—	—	—	—	—	—	—	—	1,444	(1,444)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,005	3,887	(1,176)	233	3,662	—	—	1,583	3,056	3,238	—	2,567	4,408	2,268	28,731	(9,161)	19,570
Less: EBITDA adjustments attributable to noncontrolling interest	(397)	(382)	—	—	—	—	—	—	—	—	—	—	—	—	(779)	(402)	(1,181)
(Income) loss from consolidated entities attributable to noncontrolling interest	(854)	(590)	—	—	—	—	—	—	—	—	—	—	—	—	(1,444)	1,444	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(255)	(255)
Hotel EBITDA attributable to the Company and OP unitholders	$3,754	$2,915	$(1,176)	$233	$3,662	$—	$—	$1,583	$3,056	$3,238	$—	$2,567	$4,408	$2,268	$26,508	$(8,374)	$18,134
Non-comparable adjustments	—	—	—	—	—	661	7,068	—	—	—	—	—	—	—	7,729
Comparable hotel EBITDA	$5,005	$3,887	$(1,176)	$233	$3,662	$661	$7,068	$1,583	$3,056	$3,238	$—	$2,567	$4,408	$2,268	$36,460
HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$(1,176)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(1,176)
Credit Agricole Pier House - 1 hotel	—	—	—	—	3,662		—	—	—	—	—	—	—	—	3,662
Column Financial Bardessono - 1 hotel	—	—	—	233	—	—	—	—	—	—	—	—	—	—	233
BAML Hotel Yountville - 1 hotel						661									661
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	4,408	—	4,408
Aareal - 2 hotels	5,005	3,887	—	—	—	—	—	—	—	—	—	—	—	—	8,892
Morgan Stanley Pool -5 hotels	—	—	—	—	—	—	—	1,583	3,056	3,238	—	2,567	—	2,268	12,712
JP Morgan Park Hyatt Beaver Creek -1 hotel	—	—	—	—	—	—	7,068	—	—	—	—	—	—	—	7,068
Total	$5,005	$3,887	$(1,176)	$233	$3,662	$661	$7,068	$1,583	$3,056	$3,238	$—	$2,567	$4,408	$2,268	$36,460
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2016
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$2,448	$1,204	$586	$663	$1,781	$—	$—	$818	$1,533	$1,160	$—	$2,078	$(353)	$697	$12,615	$(11,770)	$845
(Income) loss from consolidated entities attributable to noncontrolling interest	(645)	(326)	—	—	—	—	—	—	—	—	—	—	—	—	(971)	435	(536)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	95	95
Net income (loss) attributable to the Company	1,803	878	586	663	1,781	—	—	818	1,533	1,160	—	2,078	(353)	697	11,644	(11,240)	404
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1	—	1	(1)	—
Interest income	—	—	—	—	—	—	—	(1)	(1)	(4)	—	(3)	(1)	—	(10)	(25)	(35)
Interest expense	—	—	586	—	—	—	—	496	—	—	—	—	590	—	1,672	7,380	9,052
Amortization of loan cost	—	—	—	—	—	—	—	8	—	—	—	—	127	—	135	628	763
Depreciation and amortization	1,582	1,512	951	610	687	—	—	1,470	1,174	825	—	964	831	949	11,555	—	11,555
Income tax expense (benefit)	29	(32)	—	—	—	—	—	(2)	—	—	—	—	(16)	—	(21)	573	552
Non-hotel EBITDA ownership expense	37	106	64	158	1	—	—	5	(8)	6	—	9	10	(9)	379	(379)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	645	326	—	—	—	—	—	—	—	—	—	—	—	—	971	(971)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,096	2,790	2,187	1,431	2,469	—	—	2,794	2,698	1,987	—	3,048	1,189	1,637	26,326	(4,035)	22,291
Less: EBITDA adjustments attributable to noncontrolling interest	(379)	(372)	—	—	—	—	—	—	—	—	—	—	—	—	(751)	(388)	(1,139)
(Income) loss from consolidated entities attributable to noncontrolling interest	(645)	(326)	—	—	—	—	—	—	—	—	—	—	—	—	(971)	971	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(95)	(95)
Hotel EBITDA attributable to the Company and OP unitholders	$3,072	$2,092	$2,187	$1,431	$2,469	$—	$—	$2,794	$2,698	$1,987	$—	$3,048	$1,189	$1,637	$24,604	$(3,547)	$21,057
Non-comparable adjustments	—	—	—	—	—	1,567	1,766	—	—	—	—	—	—	—	3,333
Comparable hotel EBITDA	$4,096	$2,790	$2,187	$1,431	$2,469	$1,567	$1,766	$2,794	$2,698	$1,987	$—	$3,048	$1,189	$1,637	$29,659

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$2,187	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,187
Credit Agricole Pier House - 1 hotel	—	—	—	—	2,469		—	—	—	—	—	—	—	—	2,469
Column Financial Bardessono - 1 hotel	—	—	—	1,431	—	—	—	—	—	—	—	—	—	—	1,431
BAML Hotel Yountville - 1 hotel						1,567									1,567
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	1,189	—	1,189
Aareal - 2 hotels	4,096	2,790	—	—	—	—	—	—	—	—	—	—	—	—	6,886
Morgan Stanley Pool -5 hotels	—	—	—	—	—	—	—	2,794	2,698	1,987	—	3,048	—	1,637	12,164
JP Morgan Park Hyatt Beaver Creek -1 hotel	—	—	—	—	—	—	1,766	—	—	—	—	—	—	—	1,766
Total	$4,096	$2,790	$2,187	$1,431	$2,469	$1,567	$1,766	$2,794	$2,698	$1,987	$—	$3,048	$1,189	$1,637	$29,659
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2016
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$1,697	$1,937	$1,515	$1,137	$987	$—	$—	$2,090	$1,211	$3,114	$26,356	$4,426	$(1,488)	$17	$42,999	$(21,677)	$21,322
(Income) loss from consolidated entities attributable to noncontrolling interest	(457)	(508)	—	—	—	—	—	—	—	—	—	—	—	—	(965)	(1,539)	(2,504)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,960)	(1,960)
Net income (loss) attributable to the Company	1,240	1,429	1,515	1,137	987	—	—	2,090	1,211	3,114	26,356	4,426	(1,488)	17	42,034	(25,176)	16,858
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(26,359)	—	1	—	(26,358)	26,358	—
Interest income	—	—	—	—	—	—	—	(1)	(1)	(4)	—	(2)	(1)	—	(9)	(41)	(50)
Interest expense	—	—	572	—	—	—	—	499	—	—	—	—	584	—	1,655	7,373	9,028
Amortization of loan cost	—	—	—	—	—	—	—	8	—	—	—	—	125	—	133	634	767
Depreciation and amortization	1,586	1,504	931	605	678	—	—	1,467	1,055	673	—	952	778	946	11,175	—	11,175
Income tax expense (benefit)	—	71	—	—	—	—	—	13	—	—	—	—	(31)	—	53	(557)	(504)
Non-hotel EBITDA ownership expense	(55)	13	8	174	11	—	—	5	8	24	(1)	10	139	(13)	323	(323)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	457	508	—	—	—	—	—	—	—	—	—	—	—	—	965	(965)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,228	3,525	3,026	1,916	1,676	—	—	4,081	2,273	3,807	(4)	5,386	107	950	29,971	7,303	37,274
Less: EBITDA adjustments attributable to noncontrolling interest	(372)	(352)	—	—	—	—	—	—	—	—	—	—	—	—	(724)	(407)	(1,131)
(Income) loss from consolidated entities attributable to noncontrolling interest	(457)	(508)	—	—	—	—	—	—	—	—	—	—	—	—	(965)	965	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,960	1,960
Hotel EBITDA attributable to the Company and OP unitholders	$2,399	$2,665	$3,026	$1,916	$1,676	$—	$—	$4,081	$2,273	$3,807	$(4)	$5,386	$107	$950	$28,282	$9,821	$38,103
Non-comparable adjustments	—	—	—		—	2,746	1,811	—	—	—	4	—	—	—	4,561
Comparable hotel EBITDA	$3,228	$3,525	$3,026	$1,916	$1,676	$2,746	$1,811	$4,081	$2,273	$3,807	$—	$5,386	$107	$950	$34,532

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$3,026	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,026
Credit Agricole Pier House - 1 hotel	—	—	—	—	1,676		—	—	—	—	—	—	—	—	1,676
Column Financial Bardessono - 1 hotel	—	—	—	1,916	—	—	—	—	—	—	—	—	—	—	1,916
BAML Hotel Yountville - 1 hotel						2,746									2,746
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	107	—	107
Aareal - 2 hotels	3,228	3,525	—	—	—	—	—	—	—	—	—	—	—	—	6,753
Morgan Stanley Pool -5 hotels	—	—	—	—	—	—	—	4,081	2,273	3,807	—	5,386	—	950	16,497
JP Morgan Park Hyatt Beaver Creek -1 hotel	—	—	—	—	—	—	1,811	—	—	—	—	—	—	—	1,811
Total	$3,228	$3,525	$3,026	$1,916	$1,676	$2,746	$1,811	$4,081	$2,273	$3,807	$—	$5,386	$107	$950	$34,532
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2016
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$4,822	$1,755	$2,435	$760	$1,738	$—	$—	$1,784	$2,017	$2,871	$1,642	$3,565	$1,094	$521	$25,004	$(22,712)	$2,292
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,238)	(462)	—	—	—	—	—	—	—	—	—	—	—	—	(1,700)	1,780	80
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(184)	(184)
Net income (loss) attributable to the Company	3,584	1,293	2,435	760	1,738	—	—	1,784	2,017	2,871	1,642	3,565	1,094	521	23,304	(21,116)	2,188
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	9	—	9	(9)	—
Interest income	—	—	—	—	—	—	—	(1)	(1)	(4)	—	(2)	—	—	(8)	(42)	(50)
Interest expense	—	—	554	—	—	—	—	496	—	—	—	—	573	—	1,623	8,256	9,879
Amortization of loan cost	—	—	—	—	—	—	—	8	—	—	—	—	122	—	130	628	758
Depreciation and amortization	1,558	1,494	916	597	676	—	—	1,458	1,051	595	295	939	758	926	11,263	—	11,263
Income tax expense (benefit)	—	(85)	—	—	—	—	—	5	—	—	—	—	(12)	—	(92)	1,248	1,156
Non-hotel EBITDA ownership expense	103	18	5	182	2	—	—	235	6	5	3	8	2	(13)	556	(556)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	1,238	462	—	—	—	—	—	—	—	—	—	—	—	—	1,700	(1,700)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,483	3,182	3,910	1,539	2,416	—	—	3,985	3,073	3,467	1,940	4,510	2,546	1,434	38,485	(13,291)	25,194
Less: EBITDA adjustments attributable to noncontrolling interest	(366)	(350)	—	—	—	—	—	—	—	—	—	—	—	—	(716)	(397)	(1,113)
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,238)	(462)	—	—	—	—	—	—	—	—	—	—	—	—	(1,700)	1,700	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	184	184
Hotel EBITDA attributable to the Company and OP unitholders	$4,879	$2,370	$3,910	$1,539	$2,416	$—	$—	$3,985	$3,073	$3,467	$1,940	$4,510	$2,546	$1,434	$36,069	$(11,804)	$24,265
Non-comparable adjustments	—	—	—		—	1,990	(695)	—	—	—	(1,940)	—	—	—	(645)
Comparable hotel EBITDA	$6,483	$3,182	$3,910	$1,539	$2,416	$1,990	$(695)	$3,985	$3,073	$3,467	$—	$4,510	$2,546	$1,434	$37,840
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,483	$3,182	$3,910	$1,539	$2,416	$—	$—	$3,985	$—	$—	$1,940	$4,510	$2,546	$1,434	$31,945
Non-comparable adjustments	—	—	—	—	—	1,990	(695)	—	—	—	(1,940)	—	—	—	(645)
Comparable hotel EBITDA	$6,483	$3,182	$3,910	$1,539	$2,416	$1,990	$(695)	$3,985	$—	$—	$—	$4,510	$2,546	$1,434	$31,300
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Plano Marriott Legacy Town Center, San Francisco Courtyard Downtown

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$7,719	$4,908	$(1,352)	$238	$4,958	$297	$(2,039)	$2,558	$3,659	$3,822	$10	$5,465	$4,184	$2,131	$36,558	$(36,461)	$97
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,995)	(1,274)	—	—	—	—	—	—	—	—	—	—	—	—	(3,269)	1,676	(1,593)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	598	598
Net income (loss) attributable to the Company	5,724	3,634	(1,352)	238	4,958	297	(2,039)	2,558	3,659	3,822	10	5,465	4,184	2,131	33,289	(34,187)	(898)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(6)	(2)	—	—	—	—	—	—	—	(4)	—	(6)	(2)	—	(20)	(257)	(277)
Interest expense	—	—	1,286	—	—	258	651	54	—	—	—	—	1,235	—	3,484	12,251	15,735
Amortization of loan cost	—	—	—	—	—	11	128	—	—	—	—	—	262	—	401	1,997	2,398
Depreciation and amortization	3,170	3,027	2,095	1,245	1,402	365	812	3,026	2,429	2,130	—	2,007	1,740	1,871	25,319	121	25,440
Income tax expense (benefit)	184	248	(1)	—	—	—	—	7	(1)	—	—	—	62	—	499	(498)	1
Non-hotel EBITDA ownership expense	186	24	11	321	17	52	1	132	5	73	—	23	38	(22)	861	(861)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	1,995	1,274	—	—	—	—	—	—	—	—	—	—	—	—	3,269	(3,269)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,253	8,205	2,039	1,804	6,377	983	(447)	5,777	6,092	6,021	10	7,489	7,519	3,980	67,102	(24,703)	42,399
Less: EBITDA adjustments attributable to noncontrolling interest	(818)	(778)	—	—	—	—	—	—	—	—	—	—	—	—	(1,596)	(853)	(2,449)
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,995)	(1,274)	—	—	—	—	—	—	—	—	—	—	—	—	(3,269)	3,269	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(598)	(598)
Hotel EBITDA attributable to the Company and OP unitholders	$8,440	$6,153	$2,039	$1,804	$6,377	$983	$(447)	$5,777	$6,092	$6,021	$10	$7,489	$7,519	$3,980	$62,237	$(22,885)	$39,352
Non-comparable adjustments	—	—	—	—	—	1,233	7,068	—	—	—	(10)	—	—	—	8,291
Comparable hotel EBITDA	$11,253	$8,205	$2,039	$1,804	$6,377	$2,216	$6,621	$5,777	$6,092	$6,021	$—	$7,489	$7,519	$3,980	$75,393
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,253	$8,205	$2,039	$1,804	$6,377	$983	$(447)	$5,777	$—	$—	$10	$7,489	$7,519	$3,980	$54,989
Non-comparable adjustments	—	—	—	—	—	1,233	7,068	—	—	—	(10)	—	—	—	8,291
Comparable hotel EBITDA	$11,253	$8,205	$2,039	$1,804	$6,377	$2,216	$6,621	$5,777	$—	$—	$—	$7,489	$7,519	$3,980	$63,280
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Plano Marriott Legacy Town Center, San Francisco Courtyard Downtown

Exhibit 1

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2016
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.
Net income (loss)	$7,089	$3,741	$(335)	$142	$4,743	$—	$—	$1,526	$3,905	$5,816	$2,369	$4,783	$4,505	$2,305	$40,589	$(38,436)	$2,153
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,838)	(982)	—	—	—	—	—	—	—	—	—	—	—	—	(2,820)	2,755	(65)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(34)	(34)
Net income (loss) attributable to the Company	5,251	2,759	(335)	142	4,743	—	—	1,526	3,905	5,816	2,369	4,783	4,505	2,305	37,769	(35,715)	2,054
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	41	—	41	(41)	—
Interest income	—	—	—	—	—	—	—	(2)	(1)	(8)	—	(4)	(1)	—	(16)	(66)	(82)
Interest expense	—	—	1,104	—	—	—	—	982	—	—	—	—	1,144	—	3,230	16,402	19,632
Amortization of loan cost	—	—	119	—	—	—	—	16	—	—	—	—	251	—	386	1,253	1,639
Depreciation and amortization	3,101	2,993	2,267	1,184	1,338	—	—	2,917	2,095	1,178	834	1,886	1,540	1,834	23,167	—	23,167
Income tax expense (benefit)	—	(159)	—	—	—	—	—	7	—	—	—	—	30	—	(122)	1,648	1,526
Non-hotel EBITDA ownership expense	(92)	32	32	356	3	—	—	236	51	10	(35)	16	7	51	667	(667)	—
Income (loss) from consolidated entities attributable to noncontrolling interest	1,838	982	—	—	—	—	—	—	—	—	—	—	—	—	2,820	(2,820)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,098	6,607	3,187	1,682	6,084	—	—	5,682	6,050	6,996	3,168	6,681	7,517	4,190	67,942	(20,006)	47,936
Less: EBITDA adjustments attributable to noncontrolling interest	(670)	(686)	—	—	—	—	—	—	—	—	—	—	—	—	(1,356)	(866)	(2,222)
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,838)	(982)	—	—	—	—	—	—	—	—	—	—	—	—	(2,820)	2,820	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	34	34
Hotel EBITDA attributable to the Company and OP unitholders	$7,590	$4,939	$3,187	$1,682	$6,084	$—	$—	$5,682	$6,050	$6,996	$3,168	$6,681	$7,517	$4,190	$63,766	$(18,018)	$45,748
Non-comparable adjustments	—	—	—		—	2,647	6,153	—	—	—	(3,168)	—	—	—	5,632
Comparable hotel EBITDA	$10,098	$6,607	$3,187	$1,682	$6,084	$2,647	$6,153	$5,682	$6,050	$6,996	$—	$6,681	$7,517	$4,190	$73,574
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$10,098	$6,607	$3,187	$1,682	$6,084	$—	$—	$5,682	$—	$—	$3,168	$6,681	$7,517	$4,190	$54,896
Non-comparable adjustments	—	—	—	—	—	2,647	6,153	—	—	—	(3,168)	—	—	—	5,632
Comparable hotel EBITDA	$10,098	$6,607	$3,187	$1,682	$6,084	$2,647	$6,153	$5,682	$—	$—	$—	$6,681	$7,517	$4,190	$60,528
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-aquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Plano Marriott Legacy Town Center, San Francisco Courtyard Downtown